Exhibit 10.1

INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

dated as of

May 18, 2015,

among

CHS/COMMUNITY HEALTH SYSTEMS, INC.,

COMMUNITY HEALTH SYSTEMS, INC.,

THE LENDERS PARTY HERETO

and

CREDIT SUISSE AG,

as Administrative Agent and Collateral Agent

CREDIT SUISSE SECURITIES (USA) LLC,

DEUTSCHE BANK SECURITIES, INC.,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

CITIGROUP GLOBAL MARKETS, INC.,

GOLDMAN SACHS BANK, USA,

J.P. MORGAN SECURITIES LLC,

MORGAN STANLEY SENIOR FUNDING, INC.,

RBC CAPITAL MARKETS, LLC,

SUNTRUST ROBINSON HUMPHREY, INC.,

UBS SECURITIES LLC

and

WELLS FARGO SECURITIES, LLC

as Joint Bookrunners and Joint Lead Arrangers

INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT dated as of May 18, 2015 (this “Agreement”), among CHS/COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation (the “Borrower”), COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation (“Parent”), the Subsidiary Guarantors listed on the signature pages hereto, the 2019 Incremental Term G Lenders listed on the signature pages hereto, the 2021 Incremental Term H Lenders listed on the signature pages hereto, the other Lenders listed on the signature pages hereto and CREDIT SUISSE AG, as Administrative Agent and Collateral Agent.

PRELIMINARY STATEMENT

A. Reference is made to the Credit Agreement dated as of July 25, 2007, as amended and restated as of November 5, 2010, February 2, 2012, and January 27, 2014, and as further amended as of March 9, 2015 (as heretofore amended, supplemented, amended and restated or otherwise modified, the “Credit Agreement”), among the Borrower, Parent, the Lenders from time to time party thereto and Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent for the Lenders.

B. Pursuant to the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrower.

C. Parent, the Borrower and the Subsidiary Guarantors are party to one or more of the Security Documents, pursuant to which, among other things, Parent and the Subsidiary Guarantors Guaranteed the Obligations of the Borrower under the Credit Agreement and provided security therefor.

D. Pursuant to Section 2.24 of the Credit Agreement, the Borrower has requested that the persons set forth on Schedule I hereto (together with their permitted successors and assigns, the “Incremental 2019 Term G Lenders”) commit to make Incremental Term Loans to the Borrower on the Effective Date (as defined below) in an aggregate principal amount of $1,600,000,000.00 (the “Incremental 2019 Term G Loans”; the commitment of each Incremental 2019 Term G Lender to provide its applicable portion of the Incremental 2019 Term G Loans, an “Incremental 2019 Term G Loan Commitment”).

E. Pursuant to Section 2.24 of the Credit Agreement, the Borrower has requested that the persons set forth on Schedule II hereto (together with their permitted successors and assigns, the “Incremental 2021 Term H Lenders”) commit to make Incremental Term Loans to the Borrower on the Effective Date (as defined below) in an aggregate principal amount of $2,943,957,253.38 (the “Incremental 2021 Term H Loans”; the commitment of each Incremental 2021 Term H Lender to provide its applicable portion of the Incremental 2021 Term H Loans, an “Incremental 2021 Term H Loan Commitment”).

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F. The Incremental 2019 Term G Lenders are willing to make the Incremental 2019 Term G Loans to the Borrower on the Effective Date on the terms and subject to the conditions set forth herein and in the Credit Agreement.

G. The Incremental 2021 Term H Lenders are willing to make the Incremental 2021 Term H Loans to the Borrower on the Effective Date on the terms and subject to the conditions set forth herein and in the Credit Agreement.

Accordingly, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Terms Generally. (a) Capitalized terms used but not otherwise defined herein (including in the Preliminary Statement hereto) shall have the meanings assigned thereto in the Credit Agreement. The provisions of Section 1.02 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis. This Agreement shall be a “Loan Document” and an “Incremental Term Loan Assumption Agreement” for all purposes of the Credit Agreement and the other Loan Documents.

(b) The making of the Incremental 2019 Term G Loans and the use of proceeds thereof described in Section 2 hereof, the making of the Incremental 2021 Term H Loans and the use of proceeds thereof described in Section 3 hereof, the amendment described in Section 4 hereof and the payment of fees and expenses with respect to each of the foregoing, in each case on the Effective Date, are collectively referred to herein as the “Transactions”.

SECTION 2. Incremental 2019 Term G Loans. (a) On the terms and subject to the conditions set forth herein and in the Credit Agreement and in reliance upon the representations and warranties set forth herein and in the other Loan Documents, each Incremental 2019 Term G Lender agrees, severally and not jointly, to make, on the Effective Date, an Incremental 2019 Term G Loan to the Borrower in an aggregate principal amount equal to its Incremental 2019 Term G Loan Commitment. Amounts paid or prepaid in respect of the Incremental 2019 Term G Loans may not be reborrowed.

(b) The Incremental 2019 Term G Loan Commitment of each Incremental 2019 Term G Lender shall automatically terminate upon the making of the Incremental 2019 Term G Loans on the Effective Date.

(c) The proceeds of the Incremental 2019 Term G Loans are to be used by the Borrower solely to prepay 2021 Term D Loans that are outstanding on the Effective Date immediately prior to giving effect to this Agreement.

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(d) The Borrower hereby unconditionally promises to pay to the Administrative Agent, for the account of each Incremental 2019 Term G Lender, the principal amount of each Incremental 2019 Term G Loan of such Incremental 2019 Term G Lender as provided in Section 2.11(a)(vi) of the Credit Agreement and Exhibit A hereto.

(e) The Incremental 2019 Term G Loans shall constitute Incremental Term Loans, Other Term Loans, Refinancing Incremental Term Loans and Term Loans for all purposes of the Credit Agreement and the other Loan Documents, and shall have the terms that are set forth in Exhibit A hereto. Except to the extent provided in Exhibit A hereto or in this Agreement, the terms and conditions of the Incremental 2019 Term G Loans shall be identical to those of the 2021 Term D Loans. For all purposes under the Third Restated Credit Agreement and the other Loan Documents, the Incremental 2019 Term G Loans may, from time to time, be referred to as the “2019 Term G Loans”.

SECTION 3. Incremental 2021 Term H Loans. (a) On the terms and subject to the conditions set forth herein and in the Credit Agreement and in reliance upon the representations and warranties set forth herein and in the other Loan Documents, each Incremental 2021 Term H Lender agrees, severally and not jointly, to make, on the Effective Date, an Incremental 2021 Term H Loan to the Borrower in an aggregate principal amount equal to its Incremental 2021 Term H Loan Commitment. Amounts paid or prepaid in respect of the Incremental 2021 Term H Loans may not be reborrowed.

(b) The Incremental 2021 Term H Loan Commitment of each Incremental 2021 Term H Lender shall automatically terminate upon the making of the Incremental 2021 Term H Loans on the Effective Date.

(c) The proceeds of the Incremental 2021 Term G Loans are to be used by the Borrower solely to prepay 2021 Term D Loans that are outstanding on the Effective Date immediately prior to giving effect to this Agreement.

(d) The Borrower hereby unconditionally promises to pay to the Administrative Agent, for the account of each Incremental 2021 Term H Lender, the principal amount of each Incremental 2021 Term H Loan of such Incremental 2021 Term H Lender as provided in Section 2.11(a)(vi) of the Credit Agreement and Exhibit B hereto.

(e) The Incremental 2021 Term H Loans shall constitute Incremental Term Loans, Other Term Loans, Refinancing Incremental Term Loans and Term Loans for all purposes of the Credit Agreement and the other Loan Documents, and shall have the terms that are set forth in Exhibit B hereto. Except to the extent provided in Exhibit B hereto or in this Agreement, the terms and conditions of the Incremental 2021 Term H Loans shall be identical to those of the 2021 Term D Loans. For all purposes under the Third Restated Credit Agreement and the other Loan Documents, the Incremental 2019 Term G Loans may, from time to time, be referred to as the “2021 Term H Loans”.

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SECTION 4. Amendment to the Credit Agreement. Immediately after the incurrence of the Incremental 2019 Term G Loans and the use of proceeds thereof and subject to the satisfaction of the conditions set forth in Section 6 hereof, the Lenders party hereto hereby agree that references to “January 27, 2021” in the definition of “2019 Term G Loan Maturity Date” (as defined in Exhibit A hereto) shall be amended to “December 31, 2019”.

SECTION 5. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each of Parent, the Borrower and each Subsidiary Guarantor hereby represents and warrants to each of the Lenders (including the Incremental 2019 Term G Lenders and the Incremental 2021 Term H Lenders), the Administrative Agent, the Issuing Banks and the Collateral Agent that, after giving effect to this Agreement and the transaction contemplated hereby:

(a) This Agreement has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(b) The representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Effective Date as though made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date (it being understood and agreed that the Transactions (as defined in this Agreement) shall be deemed to be the Subject Transactions for the purposes of the representation and warranty made in Section 3.22 of the Credit Agreement).

(c) No Default or Event of Default has occurred and is continuing.

(d) None of the Security Documents in effect on the Effective Date will be rendered invalid, non-binding or unenforceable against any Loan Party as a result of this Agreement. The Guarantees created under such Security Documents will continue to guarantee the Obligations (as the Obligations are modified hereunder) to the same extent as they guaranteed the Obligations immediately prior to the Effective Date. Upon the filing of the Mortgage Amendments (as defined below), the Liens created under such Security Documents will continue to secure the Obligations (as the Obligations are modified hereunder), and will continue to be perfected, in each case, to the same extent as they secured the Obligations or were perfected immediately prior to the Effective Date.

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SECTION 6. Effectiveness. This Agreement shall become effective on and as of the date on which each of the following conditions precedent is satisfied (such date, the “Effective Date”):

(a) The Administrative Agent shall have received duly executed and delivered counterparts of this Agreement that, when taken together, bear the signatures of Parent, the Borrower, each Subsidiary Guarantor, each Incremental 2019 Term G Lender, each Incremental 2021 Term H Lender and the Required Lenders (determined immediately after giving effect to the incurrence of the Incremental 2019 Term G Loans and the Incremental 2021 Term H Loans and the use of proceeds thereof).

(b) The Administrative Agent shall have received a favorable written opinion of (i) Bass, Berry & Sims PLC, counsel for Parent and the Borrower, substantially to the effect set forth on Exhibit C-1 and (ii) the general counsel of Parent, substantially to the effect set forth in Exhibit C-2.

(c) The Administrative Agent shall have received (i) a certificate as to the good standing of each Loan Party as of a recent date, from the Secretary of State of its state of organization; (ii) a certificate of the Secretary or Assistant Secretary of each Loan Party dated the Effective Date and certifying (A) that attached thereto is a true and complete copy of (1) the by-laws (or equivalent thereof) and (2) the certificate or articles of incorporation, certified as of a recent date by the Secretary of State of the applicable state of organization, in each case of such Loan Party as in effect on the Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (or, if such by-laws (or equivalent thereof) or certificate or articles of incorporation have not been amended or modified since any delivery thereof to the Administrative Agent on the Closing Date, the First Restatement Effective Date, the Second Restatement Effective Date, the Third Restatement Effective Date or the effective date of Amendment No. 1, as applicable, certifying that no such amendment or modification has occurred), (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent thereof) of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such person is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (C) as to the incumbency and specimen signature of each officer executing this Agreement or any other document delivered in connection herewith on behalf of such Loan Party; (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above; and (iv) such other documents as the Administrative Agent may reasonably request.

(d) The Administrative Agent shall have received a certificate, dated the Effective Date and signed by a Financial Officer of the Borrower, confirming compliance with the conditions precedent set forth in paragraphs (b) and (c) of Section 4.01 of the Credit Agreement.

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(e) The Administrative Agent shall have received all Fees and other amounts due and payable on or prior to the Effective Date, including upfront fees (which may be in the form of original issue discount) in the amounts agreed with each Incremental 2019 Term G Lender and each Incremental 2021 Term H Lender and, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.

(f) The Security Documents shall be in full force and effect on the Effective Date, and the Collateral Agent on behalf of the Secured Parties shall have a security interest in the Collateral of the type and priority described in each Security Document.

The Administrative Agent shall notify the Borrower, the Incremental 2019 Term G Lenders, the Incremental 2021 Term H Lenders and the other Lenders under the Credit Agreement of the Effective Date and such notice shall be conclusive and binding.

SECTION 7. Effect of this Amendment. (a) Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Lenders or any other Secured Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Agreement shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

(b) From and after the Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified by this Agreement.

SECTION 8. Reaffirmation; Further Assurances. (a) Each of Parent, the Borrower and each of the Subsidiary Guarantors identified on the signature pages hereto (collectively, Parent, the Borrower and such Subsidiary Guarantors, the “Reaffirming Loan Parties”) hereby acknowledges that it expects to receive substantial direct and indirect benefits as a result of this Agreement and the transactions contemplated hereby. Each Reaffirming Loan Party hereby consents to this Agreement and the transactions contemplated hereby, and hereby confirms its respective guarantees (including in respect of the Incremental 2019 Term G Loans and the Incremental 2021 Term H Loans), pledges and grants of security interests (including in respect of the Incremental 2019 Term G Loans and the Incremental 2021 Term H Loans), as applicable, under each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Agreement and the transactions contemplated hereby, such guarantees, pledges and grants of security interests shall continue to be in full force and effect and shall

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accrue to the benefit of the Secured Parties (including in respect of the Incremental 2019 Term G Lenders and the Incremental 2021 Term H Lenders). Each of the Reaffirming Loan Parties further agrees to take any action that may be required or that is reasonably requested by the Administrative Agent to effect the purposes of this Agreement, the transactions contemplated hereby or the Loan Documents and hereby reaffirms its obligations under each provision of each Loan Document to which it is party.

(b) Within 90 days after the Effective Date (or such later date as the Administrative Agent in its sole discretion may permit) the Borrower shall deliver, with respect to each Mortgage encumbering a Mortgaged Property, either (x) an amendment thereof (each, a “Mortgage Amendment”), setting forth such changes as are reasonably necessary to reflect that the lien securing the Obligations under the Credit Agreement encumbers such Mortgaged Property and to further grant, preserve, protect, confirm and perfect the first-priority lien and security interest thereby created and perfected, and opinions by local counsel reasonably acceptable to the Administrative Agent regarding the enforceability of each such Mortgage Amendment, or (y) opinions or other written confirmations from local counsel reasonably acceptable to the Administrative Agent stating, to the reasonably satisfaction of the Administrative Agent, that no such Mortgage Amendment is required with respect to a Mortgaged Property, in each case in substantially the same form as those Mortgage Amendments and local counsel opinions delivered to the Administrative Agent in connection with the Third Restatement Effective Date, except for those changes necessary to reflect the transactions contemplated hereby, and each of the foregoing being in all respects reasonably acceptable to the Administrative Agent.

SECTION 9. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with the Loan Documents (including the preparation of this Agreement), including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

SECTION 10. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.

SECTION 11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by electronic transmission of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.

SECTION 12. No Novation. This Agreement shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith.

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Nothing expressed or implied in this Agreement or any other document contemplated hereby shall be construed as a release or other discharge of the Borrower under the Credit Agreement or any Loan Party under any other Loan Document from any of its obligations and liabilities thereunder. The Credit Agreement and each of the other Loan Documents shall remain in full force and effect, until and except as modified hereby or thereby in connection herewith or therewith.

SECTION 13. Governing Law. (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 14. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 15. Tax Matters. For purposes of determining withholding Taxes imposed under FATCA, from and after the Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders party hereto hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

CHS/COMMUNITY HEALTH SYSTEMS, INC.,

by	/s/ Rachel A. Seifert
Name:	Rachel A. Seifert
Title:	Executive Vice President, Secretary and General Counsel

COMMUNITY HEALTH SYSTEMS, INC.,

by	/s/ Rachel A. Seifert
Name:	Rachel A. Seifert
Title:	Executive Vice President, Secretary and General Counsel

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent, Collateral Agent, Swingline Lender and Issuing Bank,

by	/s/ Robert Hetu
Name:	Robert Hetu
Title:	Authorized Signatory

by	/s/ Lingzi Huang
Name:	Lingzi Huang
Title:	Authorized Signatory

[SIGNATURE PAGE TO INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT]

WELLS FARGO BANK, N.A., as Issuing Bank,

by	/s/ Monique Gasque
Name:	Monique Gasque
Title:	Vice President

by
Name:
Title:

[SIGNATURE PAGE TO INCREMENTAL TERM LOAN ASSUMPTION]

Abilene Hospital, LLC

Abilene Merger, LLC

Affinity Health Systems, LLC

Affinity Hospital, LLC

Amory HMA, LLC

Anna Hospital Corporation

Anniston HMA, LLC

Bartow HMA, LLC

Berwick Hospital Company, LLC

Big Bend Hospital Corporation

Big Spring Hospital Corporation

Biloxi H.M.A., LLC

Birmingham Holdings II, LLC

Birmingham Holdings, LLC

Blackwell HMA, LLC

Blue Island Hospital Company, LLC

Blue Island Illinois Holdings, LLC

Bluefield Holdings, LLC

Bluefield Hospital Company, LLC

Bluffton Health System LLC

Brandon HMA, LLC

Brevard HMA Holdings, LLC

Brevard HMA Hospitals, LLC

Brownwood Medical Center, LLC

Mayes County HMA, LLC

McKenzie Tennessee Hospital Company, LLC

McNairy Hospital Corporation

MCSA, L.L.C.

Medical Center of Brownwood, LLC

Melbourne HMA, LLC

Merger Legacy Holdings, LLC

Mesquite HMA General, LLC

Metro Knoxville HMA, LLC

Mississippi HMA Holdings I, LLC

Mississippi HMA Holdings II, LLC

MMC of Nevada, LLC

Moberly Hospital Company, LLC

Monroe HMA, LLC

MWMC Holdings, LLC

Naples HMA, LLC

Natchez Hospital Company, LLC

National Healthcare of Leesville, Inc.

National Healthcare of Mt. Vernon, Inc.

Navarro Regional, LLC

NC-DSH, LLC

Northampton Hospital Company, LLC

Northwest Arkansas Hospitals, LLC

Northwest Hospital, LLC

By:	/s/ Rachel A. Seifert
Name:	Rachel A. Seifert
Title:	Executive Vice President and Secretary
Acting on behalf of each of the Subsidiary Guarantors set forth above.

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Bullhead City Hospital Corporation

Bullhead City Hospital Investment Corporation

Campbell County HMA, LLC

Carlisle HMA, LLC

Carlsbad Medical Center, LLC

Carolinas JV Holdings General, LLC

Central Florida HMA Holdings, LLC

Central States HMA Holdings, LLC

Centre Hospital Corporation

Chester HMA, LLC

CHHS Holdings, LLC

CHS Kentucky Holdings, LLC

CHS Pennsylvania Holdings, LLC

CHS Virginia Holdings, LLC

CHS Washington Holdings, LLC

Citrus HMA, LLC

Clarksdale HMA, LLC

Clarksville Holdings II, LLC

Clarksville Holdings, LLC

Cleveland Hospital Corporation

Cleveland Tennessee Hospital Company, LLC

Clinton HMA, LLC

Clinton Hospital Corporation

Coatesville Hospital Corporation

NOV Holdings, LLC

NRH, LLC

Oak Hill Hospital Corporation

Oro Valley Hospital, LLC

Palmer-Wasilla Health System, LLC

Payson Hospital Corporation

Pennsylvania Hospital Company, LLC

Phillips Hospital Corporation

Phoenixville Hospital Company, LLC

Poplar Bluff Regional Medical Center, LLC

Port Charlotte HMA, LLC

Pottstown Hospital Company, LLC

Punta Gorda HMA, LLC

QHG Georgia Holdings II, LLC

QHG Georgia Holdings, Inc.

QHG of Bluffton Company, LLC

QHG of Clinton County, Inc.

QHG of Enterprise, Inc.

QHG of Forrest County, Inc.

QHG of Fort Wayne Company, LLC

QHG of Hattiesburg, Inc.

QHG of Massillon, Inc.

QHG of South Carolina, Inc.

QHG of Spartanburg, Inc.

By:	/s/ Rachel A. Seifert
Name:	Rachel A. Seifert
Title:	Executive Vice President and Secretary
Acting on behalf of each of the Subsidiary Guarantors set forth above.

[SIGNATURE PAGE TO INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT]

Cocke County HMA, LLC

College Station Medical Center, LLC

College Station Merger, LLC

Community GP Corp.

Community Health Investment Company, LLC

Community LP Corp.

CP Hospital GP, LLC

CPLP, LLC

Crestwood Hospital LP, LLC

Crestwood Hospital, LLC

CSMC, LLC

CSRA Holdings, LLC

Deaconess Holdings, LLC

Deaconess Hospital Holdings, LLC

Deming Hospital Corporation

Desert Hospital Holdings, LLC

Detar Hospital, LLC

DHFW Holdings, LLC

DHSC, LLC

Dukes Health System, LLC

Dyersburg Hospital Corporation

Emporia Hospital Corporation

Evanston Hospital Corporation

Fallbrook Hospital Corporation

QHG of Springdale, Inc.

Quorum Health Resources, LLC

Red Bud Hospital Corporation

Red Bud Illinois Hospital Company, LLC

Regional Hospital of Longview, LLC

River Oaks Hospital, LLC

River Region Medical Corporation

Rockledge HMA, LLC

ROH, LLC

Roswell Hospital Corporation

Ruston Hospital Corporation

Ruston Louisiana Hospital Company, LLC

SACMC, LLC

Salem Hospital Corporation

San Angelo Community Medical Center, LLC

San Angelo Medical, LLC

San Miguel Hospital Corporation

Scranton Holdings, LLC

Scranton Hospital Company, LLC

Scranton Quincy Holdings, LLC

Scranton Quincy Hospital Company, LLC

Sebastian Hospital, LLC

Sebring Hospital Management Associates, LLC

Seminole HMA, LLC

By:	/s/ Rachel A. Seifert
Name:	Rachel A. Seifert
Title:	Executive Vice President and Secretary
Acting on behalf of each of the Subsidiary Guarantors set forth above.

[SIGNATURE PAGE TO INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT]

Florida HMA Holdings, LLC

Foley Hospital Corporation

Forrest City Arkansas Hospital Company, LLC

Forrest City Hospital Corporation

Fort Payne Hospital Corporation

Fort Smith HMA, LLC

Frankfort Health Partner, Inc.

Franklin Hospital Corporation

Gadsden Regional Medical Center, LLC

Galesburg Hospital Corporation

Granbury Hospital Corporation

Granite City Hospital Corporation

Granite City Illinois Hospital Company, LLC

Greenville Hospital Corporation

GRMC Holdings, LLC

Hallmark Healthcare Company, LLC

Hamlet H.M.A., LLC

Health Management Associates, Inc.

Health Management General Partner I, LLC

Health Management General Partner, LLC

HMA Fentress County General Hospital, LLC

HMA Santa Rosa Medical Center, LLC

HMA Services GP, LLC

Hobbs Medco, LLC

Sharon Pennsylvania Holdings, LLC

Sharon Pennsylvania Hospital Company, LLC

Shelbyville Hospital Corporation

Siloam Springs Arkansas Hospital Company, LLC

Siloam Springs Holdings, LLC

Southeast HMA Holdings, LLC

Southern Texas Medical Center, LLC

Southwest Florida HMA Holdings, LLC

Spokane Valley Washington Hospital Company, LLC

Spokane Washington Hospital Company, LLC

Statesville HMA, LLC

Tennyson Holdings, LLC

Tomball Texas Holdings, LLC

Tomball Texas Hospital Company, LLC

Tooele Hospital Corporation

Triad Healthcare Corporation

Triad Holdings III, LLC

Triad Holdings IV, LLC

Triad Holdings V, LLC

Triad Nevada Holdings, LLC

Triad of Alabama, LLC

Triad of Oregon, LLC

Triad-ARMC, LLC

Triad-El Dorado, Inc.

By:	/s/ Rachel A. Seifert
Name:	Rachel A. Seifert
Title:	Executive Vice President and Secretary
Acting on behalf of each of the Subsidiary Guarantors set forth above.

[SIGNATURE PAGE TO INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT]

Hospital Management Associates, LLC

Hospital of Barstow, Inc.

Hospital of Fulton, Inc.

Hospital of Louisa, Inc.

Hospital of Morristown, Inc.

Jackson HMA, LLC

Jackson Hospital Corporation (KY)

Jackson Hospital Corporation (TN)

Jefferson County HMA, LLC

Jourdanton Hospital Corporation

Kay County Hospital Corporation

Kay County Oklahoma Hospital Company, LLC

Kennett HMA, LLC

Key West HMA, LLC

Kirksville Hospital Company, LLC

Knoxville HMA Holdings, LLC

Lakeway Hospital Corporation

Lancaster Hospital Corporation

Las Cruces Medical Center, LLC

Lea Regional Hospital, LLC

Lehigh HMA, LLC

Lexington Hospital Corporation

Longview Clinic Operations Company, LLC

Longview Merger, LLC

Triad-Navarro Regional Hospital Subsidiary, LLC

Tunkhannock Hospital Company, LLC

Van Buren H.M.A., LLC

Venice HMA, LLC

VHC Medical, LLC

Vicksburg Healthcare, LLC

Victoria Hospital, LLC

Virginia Hospital Company, LLC

Warren Ohio Hospital Company, LLC

Warren Ohio Rehab Hospital Company, LLC

Watsonville Hospital Corporation

Waukegan Hospital Corporation

Waukegan Illinois Hospital Company, LLC

Weatherford Hospital Corporation

Weatherford Texas Hospital Company, LLC

Webb Hospital Corporation

Webb Hospital Holdings, LLC

Wesley Health System LLC

West Grove Hospital Company, LLC

WHMC, LLC

Wilkes-Barre Behavioral Hospital Company, LLC

Wilkes-Barre Holdings, LLC

Wilkes-Barre Hospital Company, LLC

Williamston Hospital Corporation

By:	/s/ Rachel A. Seifert
Name:	Rachel A. Seifert
Title:	Executive Vice President and Secretary
Acting on behalf of each of the Subsidiary Guarantors set forth above.

[SIGNATURE PAGE TO INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT]

LRH, LLC

Lutheran Health Network of Indiana, LLC

Madison HMA, LLC

Marion Hospital Corporation

Marshall County HMA, LLC

Martin Hospital Corporation

Massillon Community Health System LLC

Massillon Health System LLC

Massillon Holdings, LLC

Winder HMA, LLC

Women & Children’s Hospital, LLC

Woodland Heights Medical Center, LLC

Woodward Health System, LLC

Yakima HMA, LLC

York Pennsylvania Holdings, LLC

York Pennsylvania Hospital Company, LLC

Youngstown Ohio Hospital Company, LLC

By:	/s/ Rachel A. Seifert
Name:	Rachel A. Seifert
Title:	Executive Vice President and Secretary
Acting on behalf of each of the Subsidiary Guarantors set forth above.

[SIGNATURE PAGE TO INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT]

BROWNWOOD HOSPITAL, L.P.

By:	Brownwood Medical Center, LLC
Its:	General Partner

COLLEGE STATION HOSPITAL, L.P.

By:	College Station Medical Center, LLC
Its:	General Partner

LONGVIEW MEDICAL CENTER, L.P.

By:	Regional Hospital of Longview, LLC
Its:	General Partner

NAVARRO HOSPITAL, L.P.

By:	Navarro Regional, LLC
Its:	General Partner

QHG GEORGIA, LP

By:	QHG Georgia Holdings II, LLC
Its:	General Partner

VICTORIA OF TEXAS, L.P.

By:	Detar Hospital, LLC
Its:	General Partner

By:	/s/ Rachel A. Seifert
Name:	Rachel A. Seifert
Title:	Executive Vice President and Secretary
Acting on behalf of each of the Subsidiary Guarantors set forth above.

[SIGNATURE PAGE TO INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT]

CAROLINAS JV HOLDINGS, L.P.

By:	Carolinas JV Holdings General, LLC
Its:	General Partner

HEALTH MANAGEMENT ASSOCIATES, LP

By:	Health Management General Partner, LLC
Its:	General Partner

HMA HOSPITALS HOLDINGS, LP

By:	Health Management General Partner, LLC
Its:	General Partner

HOSPITAL MANAGEMENT SERVICES OF FLORIDA, LP

By:	HMA Services GP, LLC
Its:	General Partner

TENNESSEE HMA HOLDINGS, LP

By:	Health Management General Partner I, LLC
Its:	General Partner

By:	/s/ Rachel A. Seifert
Name:	Rachel A. Seifert
Title:	Executive Vice President and Secretary
Acting on behalf of each of the Subsidiary Guarantors set forth above.

[SIGNATURE PAGE TO INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT]

LENDER SIGNATURE PAGE TO

INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

Name of Institution:[2]

,

by
Name:
Title:

by1
Name:
Title:

[1]	For any institution requiring a second signature line.
[2]	Signatures of the requisite number of other lenders are on file with the Administrative Agent.

[SIGNATURE PAGE TO INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT]

LENDER NEW COMMITMENT FOR EXISTING 2021 TERM D LENDERS

LENDER NEW COMMITMENT

            , May     , 2015

This Lender New Commitment (this “Lender New Commitment”) is in respect of the Incremental Term Loan Assumption Agreement (the “Amendment”) to the Third Amended and Restated Credit Agreement dated as of July 25, 2007, as amended and restated as of November 5, 2010, February 2, 2012, and January 27, 2014, and as further amended as of March 9, 2015 (as heretofore amended, supplemented, amended and restated or otherwise modified, the “Credit Agreement”), among CHS/Community Health Systems, Inc., a Delaware corporation (the “Borrower”), Community Health Systems, Inc., a Delaware corporation (“Parent”), the Lenders party thereto and Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Credit Agreement, as applicable. As used herein, “Existing Term Loans” shall mean, collectively, all outstanding 2021 Term D Loans under the Credit Agreement immediately prior to the effectiveness of the Amendment.

Check ONLY ONE of the six boxes below and execute and return a signature page for each sub-fund. To ensure efficient processing of the repayment of your Existing Term Loans, please do not leave this form blank. Existing Term Loans should be set forth on a sub-account by sub-account basis, if applicable. Please do not aggregate amounts held by sub-accounts into a single master fund, fund manager or affiliates line item.

[Continued on next page]

LENDER NEW COMMITMENT FOR EXISTING 2021 TERM D LENDERS

CONSENT AND CASHLESS SETTLEMENT OPTION 1 (BLENDED INCREMENTAL 2019 TERM G LOANS AND INCREMENTAL 2021 TERM H LOANS)

☐    The undersigned Lender hereby consents to the Amendment and commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) to the Incremental 2019 Term G Loans and Incremental 2021 Term H Loans and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for an equal principal amount of Incremental 2019 Term G Loans and Incremental 2021 Term H Loans, distributed pro rata between each such tranche based on the aggregate final allocated principal amount of each such tranche, as set forth below. By choosing this option, the undersigned Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate any amount of such Lender’s Existing Term Loans for Incremental 2019 Term G Loans and Incremental 2021 Term H Loans or to allocate (on a cashless basis) less than 100% of the principal amount of such Lender’s Existing Term Loans for Incremental 2019 Term G Loans and Incremental 2021 Term H Loans (and which allocation may be other than pro rata between the tranches), in which case the difference between the current principal amount of such Lender’s Existing Term Loans and the allocated principal amount of Incremental 2019 Term G Loans and Incremental 2021 Term H Loans will be prepaid on the Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each lender that is a Lender (as such term is defined in the Credit Agreement) on the date hereof, among the Borrower, Parent and Credit Suisse AG, as the Lender (as such term is defined in the Credit Agreement) and the Administrative Agent, and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

Lender	Amount of Existing Term Loans
$
$
$
$
$
Total	$

[Continued on next page]

LENDER NEW COMMITMENT FOR EXISTING 2021 TERM D LENDERS

CONSENT AND ASSIGNMENT SETTLEMENT OPTION 2 (BLENDED INCREMENTAL 2019 TERM G LOANS AND INCREMENTAL 2021 TERM H LOANS)

☐    The undersigned Lender hereby consents to the Amendment and agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) prepaid on the Effective Date and to purchase by assignment an equal principal amount of Incremental 2019 Term G Loans and Incremental 2021 Term H Loans, distributed pro rata between each such tranche based on the aggregate final allocated principal amount of each such tranche, under the Amendment. By choosing this option, the undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate any Incremental 2019 Term G Loans and Incremental 2021 Term H Loans to such Lender or to allocate to such Lender less than 100% of the principal amount of such Lender’s Existing Term Loans for Incremental 2019 Term G Loans and Incremental 2021 Term H Loans (and which allocation may be other than pro rata between the tranches).

Lender	Amount of Existing Term Loans
$
$
$
$
$
Total	$

CONSENT AND CASHLESS SETTLEMENT OPTION 3 (INCREMENTAL 2019 TERM G LOANS)

☐    The undersigned Lender hereby consents to the Amendment and commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) to the Incremental 2019 Term G Loans and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for Incremental 2019 Term G Loans in an equal principal amount, as set forth below. By choosing this option, the undersigned Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate any amount of such Lender’s Existing Term Loans for Incremental 2019 Term G Loans or to allocate (on a cashless basis) less than 100% of the principal amount of such Lender’s Existing Term Loans for Incremental 2019 Term G Loans, in which case the difference between the current principal amount of such Lender’s Existing Term Loans and the allocated principal amount of Incremental 2019 Term G Loans will be prepaid on the Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each lender that is a Lender (as such term is defined in the Credit Agreement) on the date hereof, among the Borrower, Parent and Credit Suisse AG, as the Lender (as such term is defined in the Credit Agreement) and the Administrative Agent, and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

Lender	Amount of Existing Term Loans
$
$
$
$
$
Total	$

[Continued on next page]

LENDER NEW COMMITMENT FOR EXISTING 2021 TERM D LENDERS

CONSENT AND ASSIGNMENT SETTLEMENT OPTION 4 (INCREMENTAL 2019 TERM G LOANS)

☐    The undersigned Lender hereby consents to the Amendment and agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) prepaid on the Effective Date and to purchase by assignment Incremental 2019 Term G Loans under the Amendment in an equal principal amount. By choosing this option, the undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate any Incremental 2019 Term G Loans to such Lender or to allocate to such Lender less than 100% of the principal amount of such Lender’s Existing Term Loans for Incremental 2019 Term G Loans.

Lender	Amount of Existing Term Loans
$
$
$
$
$
Total	$

CONSENT AND CASHLESS SETTLEMENT OPTION 5 (INCREMENTAL 2021 TERM H LOANS)

☐    The undersigned Lender hereby consents to the Amendment and commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) to the Incremental 2021 Term H Loans and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for Incremental 2021 Term H Loans in an equal principal amount, as set forth below. By choosing this option, the undersigned Lender hereby (i) acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate any amount of such Lender’s Existing Term Loans for Incremental 2021 Term H Loans or to allocate (on a cashless basis) less than 100% of the principal amount of such Lender’s Existing Term Loans for Incremental 2021 Term H Loans, in which case the difference between the current principal amount of such Lender’s Existing Term Loans and the allocated principal amount of Incremental 2021 Term H Loans will be prepaid on the Effective Date and (ii) agrees to the terms of the “Cashless Roll Letter” posted on or around the date hereof to each lender that is a Lender (as such term is defined in the Credit Agreement) on the date hereof, among the Borrower, Parent and Credit Suisse AG, as the Lender (as such term is defined in the Credit Agreement) and the Administrative Agent, and shall be a party to such “Cashless Roll Letter”, and be bound thereby, for all purposes hereof and thereof.

Lender	Amount of Existing Term Loans
$
$
$
$
$
Total	$

[Continued on next page]

LENDER NEW COMMITMENT FOR EXISTING 2021 TERM D LENDERS

CONSENT AND ASSIGNMENT SETTLEMENT OPTION 6 (INCREMENTAL 2021 TERM H LOANS)

☐    The undersigned Lender hereby consents to the Amendment and agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) prepaid on the Effective Date and to purchase by assignment Incremental 2021 Term H Loans under the Amendment in an equal principal amount. By choosing this option, the undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate any Incremental 2021 Term H Loans to such Lender or to allocate to such Lender less than 100% of the principal amount of such Lender’s Existing Term Loans for Incremental 2021 Term H Loans.

Lender	Amount of Existing Term Loans
$
$
$
$
$
Total	$

[Remainder of page intentionally left blank]

LENDER SIGNATURE PAGE TO

LENDER NEW COMMITMENT FOR EXISTING 2021 TERM D LENDERS

IN WITNESS WHEREOF, the undersigned has caused this Lender New Commitment to be duly executed and delivered by its proper and duly authorized officer(s).

Name of Institution:

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

EXHIBIT A

2019 Term G Loans

Summary of Terms

Final Maturity and Amortization:	The 2019 Term G Loans will mature on January 27, 2021 (the “2019 Term G Loan Maturity Date”); provided that if on any date prior to January 27, 2021 (any such date, a “Term G Reference Date”), an aggregate principal amount in excess of $250,000,000 of (w) 2018 Term F Loans, (x) 2018 Notes, (y) 2019 Notes and (z) any Indebtedness (“Refinanced Indebtedness”) incurred to refinance or otherwise extend the maturity date of 2018 Term F Loans, 2018 Notes, 2019 Notes or Refinanced Indebtedness, is outstanding and scheduled to mature or similarly become due on or prior to the date that is ninety-one (91) days after the Term G Reference Date, the 2019 Term G Loan Maturity Date shall instead be the Term G Reference Date; provided further, that, in each case, if any such day is not a Business Day, the 2019 Term G Loan Maturity Date shall be the Business Day immediately preceding such day. The 2019 Term G Loans may, from time to time, also be referred to as the “Incremental 2019 Term G Loans”.

For purposes of Section 2.11(a)(vi) of the Credit Agreement, the Borrower shall pay to the Administrative Agent, for the account of the Incremental 2019 Term G Lenders, on the last Business Day of each March, June, September and December, commencing with the last Business Day of September, 2015 (each such date being called a “2019 Term G Loan Repayment Date”), or if any such date is not a Business Day, on the next succeeding Business Day, a principal amount of the 2019 Term G Loans (as adjusted from time to time pursuant to Sections 2.12, 2.13(g) and 2.24(d) of the Credit Agreement) equal to 0.25% of the aggregate principal amount of the 2019 Term G Loans outstanding on the Effective Date, with the balance payable in full on the 2019 Term G Loan Maturity Date.

All payments of principal made pursuant to this paragraph shall be accompanied by accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment.

Prepayment Premium:	If, prior to the date that is six months after the Effective Date, (i) all or any portion of the 2019 Term G Loans are prepaid out of the proceeds of a substantially concurrent issuance or incurrence of secured term loans and the Effective Yield of such secured term loan financing is less than the Effective Yield of the 2019 Term G Loans or (ii) a 2019 Term G Lender must assign its 2019 Term G Loans pursuant to Section 2.21 of the Credit Agreement as a result of its failure to consent to an amendment that would reduce the Effective Yield then in effect with respect to such 2019 Term G Loans then in each case the aggregate principal amount so prepaid or assigned will be subject to a fee payable by the Borrower, in each case equal to 1.0% of the principal amount thereof; provided that the foregoing shall not apply to any prepayment of the 2019 Term G Loans upon the occurrence of a Change in Control.

MFN:	The 2019 Term G Loans shall be entitled to the “most-favored nation” pricing protections of Sections 2.24 and 2.27 of the Credit Agreement to the same extent as the 2021 Term D Loans were entitled prior to giving effect to the incurrence of the 2019 Term G Loans.

Mandatory Prepayments:	Notwithstanding the provisions of Section 2.13(g) of the Credit Agreement, the proceeds of any Pari Passu Debt shall not be required to be applied to prepay 2019 Term G Loans until the 2018 Term F Loans have been repaid in full and until such time any such proceeds shall be allocated to the payment of Term Loans in accordance with Section 2.13(g) of the Credit Agreement as if no 2019 Term G Loans were outstanding. From and after the time that the 2018 Term F Loans are no longer outstanding, the proceeds of any Pari Passu Debt shall be applied in accordance with Section 2.13(g) of the Credit Agreement without giving effect to the prior sentence of this paragraph.

Applicable Percentage:	The Applicable Percentage will be, with respect to any Eurodollar 2019 Term G Loan, 2.75% per annum, and with respect to any ABR 2019 Term G Loan, 1.75% per annum. For the avoidance of doubt, (a) in no event shall the Alternate Base Rate be less than, in the case of the 2019 Term G Loans, 2.00%, and (b) in no event shall the LIBO Rate be less than, in the case of the 2019 Term G Loans, 1.00%.

EXHIBIT B

2021 Term H Loans

Summary of Terms

Final Maturity and Amortization:	The 2021 Term H Loans will mature on January 27, 2021 (the “2021 Term H Loan Maturity Date”); provided that if on any date prior to January 27, 2021 (any such date, a “Term H Reference Date”), an aggregate principal amount in excess of $250,000,000 of (v) 2018 Term F Loans, (w) 2018 Notes, (x) 2019 Notes, (y) 2020 Notes and (z) any Indebtedness (“Refinanced Indebtedness”) incurred to refinance or otherwise extend the maturity date of 2018 Term F Loans, 2018 Notes, 2019 Notes, 2020 Notes or Refinanced Indebtedness, is outstanding and scheduled to mature or similarly become due on or prior to the date that is ninety-one (91) days after the Term H Reference Date, the 2021 Term H Loan Maturity Date shall instead be the Term H Reference Date; provided further, that, in each case, if any such day is not a Business Day, the 2021 Term H Loan Maturity Date shall be the Business Day immediately preceding such day. The 2021 Term H Loans may, from time to time, also be referred to as the “Incremental 2021 Term H Loans”.

For purposes of Section 2.11(a)(vi) of the Credit Agreement, the Borrower shall pay to the Administrative Agent, for the account of the Incremental 2021 Term H Lenders, on the last Business Day of each March, June, September and December, commencing with the last Business Day of September, 2015 (each such date being called a “2021 Term H Loan Repayment Date”), or if any such date is not a Business Day, on the next succeeding Business Day, a principal amount of the 2021 Term H Loans (as adjusted from time to time pursuant to Sections 2.12, 2.13(g) and 2.24(d) of the Credit Agreement) equal to 0.25% of the aggregate principal amount of the 2021 Term H Loans outstanding on the Effective Date, with the balance payable in full on the 2021 Term H Loan Maturity Date.

All payments of principal made pursuant to this paragraph shall be accompanied by accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment.

Prepayment Premium:	If, prior to the date that is six months after the Effective Date, (i) all or any portion of the 2021 Term H Loans are prepaid out of the proceeds of a substantially concurrent issuance or incurrence of secured term loans and the Effective Yield of such secured term loan financing is less than the Effective Yield of the 2021 Term H Loans or (ii) a 2021 Term H Lender must assign its 2021 Term H Loans pursuant to Section 2.21 of the Credit Agreement as a result of its failure to consent to an amendment that would reduce the Effective Yield then in effect with respect to such 2021 Term H Loans then in each case the aggregate principal amount so prepaid or assigned will be subject to a fee payable by the Borrower, in each case equal to 1.0% of the principal amount thereof; provided that the foregoing shall not apply to any prepayment of the 2021 Term H Loans upon the occurrence of a Change in Control.

MFN:	The 2021 Term H Loans shall be entitled to the “most-favored nation” pricing protections of Sections 2.24 and 2.27 of the Credit Agreement to the same extent as the 2021 Term D Loans were entitled prior to giving effect to the incurrence of the 2021 Term H Loans.

Mandatory Prepayments:	Notwithstanding the provisions of Section 2.13(g) of the Credit Agreement, the proceeds of any Pari Passu Debt shall not be required to be applied to prepay 2021 Term H Loans until the 2018 Term F Loans and the 2019 Term G Loans have been repaid in full and until such time any such proceeds shall be allocated to the payment of Term Loans in accordance with Section 2.13(g) of the Credit Agreement as if no 2021 Term H Loans were outstanding. From and after the time that the 2018 Term F Loans and the 2019 Term G Loans are no longer outstanding, the proceeds of any Pari Passu Debt shall be applied in accordance with Section 2.13(g) of the Credit Agreement without giving effect to the prior sentence of this paragraph.

Applicable Percentage:	The Applicable Percentage will be, with respect to any Eurodollar 2021 Term H Loan, 3.00% per annum, and with respect to any ABR 2021 Term H Loan, 2.00% per annum. For the avoidance of doubt, (a) in no event shall the Alternate Base Rate be less than, in the case of the 2021 Term H Loans, 2.00%, and (b) in no event shall the LIBO Rate be less than, in the case of the 2021 Term H Loans, 1.00%.

EXHIBIT C-1

Form of Bass, Berry & Sims PLC Legal Opinion

150 Third Avenue South, Suite 2800

Nashville, TN 37201

(615) 742-6200

May 18, 2015

Credit Suisse AG, as Administrative

            Agent, Collateral Agent, and Issuing Bank

Credit Suisse Securities (USA) LLC, as

            Sole Book Runner and Sole Lead Arranger,

Each of the Lenders party to the Credit Agreement

            described below

Ladies and Gentlemen:

We have acted as special counsel to (i) CHS/Community Health Systems, Inc., a Delaware corporation (“Borrower”), (ii) Community Health Systems, Inc., a Delaware corporation (“Parent”), and (iii) each of the Subsidiaries listed on the Schedule of Guarantors attached hereto as Exhibit A (collectively, the “Guarantors” and each a “Guarantor”), in connection with that certain Incremental Term Loan Assumption Agreement, dated as of even date herewith (the “Assumption”), among Parent, Borrower, the Guarantors, the Lenders listed on the signature pages thereto and Credit Suisse, AG, as Administrative Agent and Collateral Agent (the “Agent”). We have been requested by Borrower to render this opinion pursuant to Section 6(b) of the Assumption. Reference is made to that certain Third Amended and Restated Credit Agreement, dated as of January 27, 2014, as amended by that certain Amendment No. 1 and Incremental Term Loan Assumption Agreement, dated as of March 9, 2015 (as amended, the “Credit Agreement”), among Parent, Borrower, the Agent, and the Lenders party thereto. Parent, Borrower and the Guarantors are collectively referred to herein as the “Opinion Entities” and each an “Opinion Entity”. References herein to the “Delaware Opinion Entity” and “Delaware Opinion Entities” mean, individually and collectively, Parent and Borrower. Capitalized terms used but not otherwise defined herein have the same meanings as in the Credit Agreement.

In connection with this opinion, we have examined (i) the Credit Agreement and (ii) the Assumption (sometimes herein referred to collectively as the “Transaction Documents”).

We have also reviewed the certificate of incorporation and bylaws of each Delaware Opinion Entity (collectively, the “Organizational Documents”), and such corporate records of the Delaware Opinion Entities, such certificates of public officials and such other matters regarding the Delaware Opinion Entities as we have deemed necessary or appropriate for purposes of this

Credit Suisse AG, as Administrative

Agent, Collateral Agent, and Issuing Bank

May 18, 2015

opinion letter. As to factual matters, we have assumed the correctness of and relied upon statements and other representations of the Delaware Opinion Entities and the officers thereof set forth in the Transaction Documents and in certificates provided pursuant to or in connection with the Transaction Documents or otherwise provided to us, and upon certificates of public officials, and we have made no independent inquiries or investigations. We have assumed that all of the documents we have reviewed are the valid and binding obligations of the parties thereto. For purposes of the opinions on the existence and good standing of each Delaware Opinion Entity, we have relied solely upon certificates of good standing of recent date issued by the Secretary of State of Delaware.

In making such examination and in expressing our opinions, we have further assumed, without investigation or inquiry:

SECTION 16. the due organization and existence of all parties to the Credit Agreement, except to the extent that we express an opinion in Paragraph 1 below regarding the existence of the Delaware Opinion Entities,

SECTION 17. the legal capacity of all natural persons,

SECTION 18. the due authorization of the Credit Agreement by all parties thereto, except to the extent that we express an opinion in Paragraph 1 below regarding the authorization of the Assumption by the Delaware Opinion Entities,

SECTION 19. the due execution and delivery of the Credit Agreement by all parties thereto, except to the extent that we express an opinion in Paragraph 2 below regarding the execution and delivery of the Assumption by the Delaware Opinion Entities,

SECTION 20. that all parties to the Credit Agreement have the legal right, power and authority to enter into the Credit Agreement and to consummate the transactions contemplated thereby, except to the extent that we express an opinion in Paragraph 1 below regarding the corporate power and corporate authority of the Delaware Opinion Entities,

SECTION 21. that all signatures on any executed documents furnished to us are genuine, all original documents submitted to us are authentic originals and all certified or other reproductions of documents submitted to us conform to the original documents,

SECTION 22. that each Opinion Entity owns, beneficially and of record, the property and/or interests in property that it purports to transfer, or in which it purports to grant a lien or security interest, pursuant to the Credit Agreement and the Guarantee and Collateral Agreement,

SECTION 23. that all property descriptions used in the Credit Agreement and the Guarantee and Collateral Agreement accurately and sufficiently describe the subject property,

Credit Suisse AG, as Administrative

Agent, Collateral Agent, and Issuing Bank

May 18, 2015

SECTION 24. that the security interests of the Credit Agreement and the Guarantee and Collateral Agreement have attached and remain in full force and effect under the law applicable thereto,

SECTION 25. that, notwithstanding any broader descriptions of the Collateral (as defined in the Guarantee and Collateral Agreement) that may have been used in the Credit Agreement or the Guarantee and Collateral Agreement, none of the Collateral (as defined in the Guarantee and Collateral Agreement) consists of as-extracted collateral or timber to be cut,

SECTION 26. no action has been taken to terminate or amend any of the UCC financing statements on file as of January 27, 2014, listing an Opinion Party as the debtor and the Agent as the secured party, relating to the Collateral (as defined in the Guarantee and Collateral Agreement) of such debtor that is the subject of the Guarantee and Collateral Agreement and that is indicated on such financing statement, filed in the jurisdictions listed on Schedule 3.19 of the Credit Agreement, other than amendments to continue the effectiveness thereof, and

SECTION 27. that the indebtedness incurred and obligations undertaken pursuant to the Credit Agreement and the Guarantee and Collateral Agreement have been incurred and undertaken for adequate consideration.

Based upon the foregoing and subject to the assumptions, limitations and qualifications herein set forth, we are of the opinion that:

(a) Each Delaware Opinion Entity is an existing Delaware corporation, in good standing under the laws of Delaware. Each Delaware Opinion Entity has all necessary corporate power and corporate authority to execute and deliver the Assumption and to perform its obligations under the Assumption. The execution and delivery of the Assumption and the performance of the provisions of the Assumption have been duly authorized by all necessary corporate actions on the part of the Delaware Opinion Entities.

(b) The Assumption has been duly executed and delivered by each Delaware Opinion Entities.

(c) With respect to the Delaware Opinion Entities and, except in the case of clause (b) below, each of the other Opinion Entities, the execution and delivery of the Assumption, the performance of the provisions of the Assumption and the consummation of the financing transaction that is the subject thereof do not (a) violate any statute or regulation of the United States of America or the Delaware General Corporation Law that are applicable to the Delaware Opinion Entities or their assets and that, in our experience, are normally applicable to transactions of the types contemplated by the Transaction Documents, (b) contravene any Delaware Opinion Entity’s Organizational Documents, or (c) constitute a default under or breach

Credit Suisse AG, as Administrative

Agent, Collateral Agent, and Issuing Bank

May 18, 2015

of the terms of, or an event that, with the lapse of time or the giving of notice, or both, would constitute a default under or breach of, or result in the creation or imposition of any Lien (other than Liens evidenced by the Loan Documents in favor of the Agent and the Lenders) on the assets of any Opinion Entity pursuant to the terms of, any agreement identified on Exhibit B hereto to which an Opinion Entity is a party or by which it or its properties is bound.

(d) No authorization, consent or approval by any United States federal governmental authority or any governmental authority in Delaware under the Delaware General Corporation Law is required for the execution and delivery of the Transaction Documents by the Opinion Entities.

(e) The execution and delivery of the Assumption will not, in and of itself, result in the loss of perfection (if any) of any security interest perfected under Article 9 of the Uniform Commercial Code as adopted in the State of Delaware (the “Delaware UCC”) to the extent that such security interest was and remained perfected under the Guarantee and Collateral Agreement under Article 9 of the Delaware UCC immediately prior to such execution and delivery. For the avoidance of doubt, we express no opinion regarding (i) the creation, priority or enforcement of any such security interest, (ii) the effect on such priority of the execution and delivery of the Assumption or (iii) the perfection of any such security interest.

The opinions expressed herein are limited to the federal laws of the United States of America, the Delaware General Corporation Law and Article 9 of the Delaware UCC. Our opinions regarding corporate power, corporate authority, existence, authorization, execution and delivery of documents and other matters of corporate law, and the Delaware UCC, are based solely upon our review of the latest unofficial compilations of the Delaware General Corporation Law and Article 9 of the Delaware UCC that were available to us, and we have not examined any other Delaware statutes or any court decisions from Delaware.

The opinions expressed herein are qualified as follows:

(A) We express no opinion as to the title to any property or the priority of any lien on or any security or other interest in any property.

(B) We express no opinion with respect to any matters that would require us to perform a mathematical calculation or make a determination as to financial or accounting matters (including but not limited to compliance or noncompliance with financial covenants or ratios).

Our opinion is rendered as of the date hereof, and we assume no obligation to advise you of changes in law or fact (or the effect thereof on the opinions expressed herein) that hereafter may come to our attention.

Credit Suisse AG, as Administrative

Agent, Collateral Agent, and Issuing Bank

May 18, 2015

As used herein, “knowledge”, “known to us”, “to our knowledge” and any similar expression refer solely to the current, actual knowledge, acquired during the course of the representation described in the introductory paragraph of this letter, of those attorneys in this firm who have rendered legal services in connection with such representation (excluding any lawyers whose involvement has been limited to reviewing this opinion as part of our firm’s opinion review procedure).

The opinions rendered herein are solely for the benefit of the Agent, the Lenders and their respective successors and assigns in connection with the transactions that are the subject of the Transaction Documents, and this opinion letter may not be delivered to or relied upon by any other person nor quoted or reproduced in any report or other document without our prior written consent in each case; provided, however, that a copy of this opinion letter may be furnished to your regulators, accountants, attorneys and other professional advisors for the purpose of confirming its existence, and this opinion letter may be disclosed in connection with any legal or regulatory proceeding relating to the subject matter hereof; and provided further that (i) reliance by any assignee must be actual and reasonable under the circumstances existing at the time of assignment, and (ii) each such assignee shall be deemed to have the knowledge of the addressees as of the date hereof with respect to matters related to the opinions rendered herein.

Very truly yours,

Exhibit A

Subsidiary Guarantors

1.	Abilene Hospital, LLC
2.	Abilene Merger, LLC
3.	Affinity Health Systems, LLC
4.	Affinity Hospital, LLC
5.	Amory HMA, LLC
6.	Anna Hospital Corporation
7.	Anniston HMA, LLC
8.	Bartow HMA, LLC
9.	Berwick Hospital Company, LLC
10.	Big Bend Hospital Corporation
11.	Big Spring Hospital Corporation
12.	Biloxi H.M.A., LLC
13.	Birmingham Holdings, LLC
14.	Birmingham Holdings II, LLC
15.	Blackwell HMA, LLC
16.	Blue Island Hospital Company, LLC
17.	Blue Island Illinois Holdings, LLC
18.	Bluefield Holdings, LLC
19.	Bluefield Hospital Company, LLC
20.	Bluffton Health System LLC
21.	Brandon HMA, LLC
22.	Brevard HMA Holdings, LLC
23.	Brevard HMA Hospitals, LLC
24.	Brownwood Hospital, L.P.
25.	Brownwood Medical Center, LLC
26.	Bullhead City Hospital Corporation
27.	Bullhead City Hospital Investment Corporation
28.	Campbell County HMA, LLC
29.	Carlisle HMA, LLC
30.	Carlsbad Medical Center, LLC
31.	Carolinas JV Holdings General, LLC
32.	Carolinas JV Holdings, L.P.
33.	Central Florida HMA Holdings, LLC
34.	Central States HMA Holdings, LLC
35.	Centre Hospital Corporation
36.	Chester HMA, LLC
37.	CHHS Holdings, LLC
38.	CHS Kentucky Holdings, LLC
39.	CHS Pennsylvania Holdings, LLC
40.	CHS Virginia Holdings, LLC
41.	CHS Washington Holdings, LLC
42.	Citrus HMA, LLC

43.	Clarksdale HMA, LLC
44.	Clarksville Holdings, LLC
45.	Clarksville Holdings II, LLC
46.	Cleveland Hospital Corporation
47.	Cleveland Tennessee Hospital Company, LLC
48.	Clinton HMA, LLC
49.	Clinton Hospital Corporation
50.	Coatesville Hospital Corporation
51.	Cocke County HMA, LLC
52.	College Station Hospital, L.P.
53.	College Station Medical Center, LLC
54.	College Station Merger, LLC
55.	Community GP Corp.
56.	Community Health Investment Company, LLC
57.	Community LP Corp.
58.	CP Hospital GP, LLC
59.	CPLP, LLC
60.	Crestwood Hospital, LLC
61.	Crestwood Hospital LP, LLC
62.	CSMC, LLC
63.	CSRA Holdings, LLC
64.	Deaconess Holdings, LLC
65.	Deaconess Hospital Holdings, LLC
66.	Deming Hospital Corporation
67.	Desert Hospital Holdings, LLC
68.	Detar Hospital, LLC
69.	DHFW Holdings, LLC
70.	DHSC, LLC
71.	Dukes Health System, LLC
72.	Dyersburg Hospital Corporation
73.	Emporia Hospital Corporation
74.	Evanston Hospital Corporation
75.	Fallbrook Hospital Corporation
76.	Florida HMA Holdings, LLC
77.	Foley Hospital Corporation
78.	Forrest City Arkansas Hospital Company, LLC
79.	Forrest City Hospital Corporation
80.	Fort Payne Hospital Corporation
81.	Fort Smith HMA, LLC
82.	Frankfort Health Partner, Inc.
83.	Franklin Hospital Corporation
84.	Gadsden Regional Medical Center, LLC
85.	Galesburg Hospital Corporation
86.	Granbury Hospital Corporation
87.	Granite City Hospital Corporation
88.	Granite City Illinois Hospital Company, LLC

89.	Greenville Hospital Corporation
90.	GRMC Holdings, LLC
91.	Hallmark Healthcare Company, LLC
92.	Hamlet H.M.A., LLC
93.	Health Management Associates, Inc.
94.	Health Management Associates, LP
95.	Health Management General Partner, LLC
96.	Health Management General Partner I, LLC
97.	HMA Fentress County General Hospital, LLC
98.	HMA Hospitals Holdings, LP
99.	HMA Santa Rosa Medical Center, LLC
100.	HMA Services GP, LLC
101.	Hobbs Medco, LLC
102.	Hospital of Barstow, Inc.
103.	Hospital of Fulton, Inc.
104.	Hospital of Louisa, Inc.
105.	Hospital of Morristown, Inc.
106.	Hospital Management Associates, LLC
107.	Hospital Management Services of Florida, LP
108.	Jackson Hospital Corporation (KY)
109.	Jackson Hospital Corporation (TN)
110.	Jackson HMA, LLC
111.	Jefferson County HMA, LLC
112.	Jourdanton Hospital Corporation
113.	Kay County Hospital Corporation
114.	Kay County Oklahoma Hospital Company, LLC
115.	Kennett HMA, LLC
116.	Key West HMA, LLC
117.	Kirksville Hospital Company, LLC
118.	Knoxville HMA Holdings, LLC
119.	Lakeway Hospital Corporation
120.	Lancaster Hospital Corporation
121.	Las Cruces Medical Center, LLC
122.	Lea Regional Hospital, LLC
123.	Lehigh HMA, LLC
124.	Lexington Hospital Corporation
125.	Longview Clinic Operations Company, LLC
126.	Longview Medical Center, L.P.
127.	Longview Merger, LLC
128.	LRH, LLC
129.	Lutheran Health Network of Indiana, LLC
130.	Madison HMA, LLC
131.	Marion Hospital Corporation
132.	Marshall County HMA, LLC
133.	Martin Hospital Corporation
134.	Massillon Community Health System LLC

135.	Massillon Health System LLC
136.	Massillon Holdings, LLC
137.	Mayes County HMA, LLC
138.	McKenzie Tennessee Hospital Company, LLC
139.	McNairy Hospital Corporation
140.	MCSA, L.L.C.
141.	Medical Center of Brownwood, LLC
142.	Melbourne HMA, LLC
143.	Merger Legacy Holdings, LLC
144.	Mesquite HMA General, LLC
145.	Metro Knoxville HMA, LLC
146.	Mississippi HMA Holdings I, LLC
147.	Mississippi HMA Holdings II, LLC
148.	MMC of Nevada, LLC
149.	Moberly Hospital Company, LLC
150.	Monroe HMA, LLC
151.	MWMC Holdings, LLC
152.	Naples HMA, LLC
153.	Natchez Hospital Company, LLC
154.	National Healthcare of Leesville, Inc.
155.	National Healthcare of Mt. Vernon, Inc.
156.	Navarro Hospital, L.P.
157.	Navarro Regional, LLC
158.	NC-DSH, LLC
159.	Northampton Hospital Company, LLC
160.	Northwest Arkansas Hospitals, LLC
161.	Northwest Hospital, LLC
162.	NOV Holdings, LLC
163.	NRH, LLC
164.	Oak Hill Hospital Corporation
165.	Oro Valley Hospital, LLC
166.	Palmer-Wasilla Health System, LLC
167.	Payson Hospital Corporation
168.	Pennsylvania Hospital Company, LLC
169.	Phillips Hospital Corporation
170.	Phoenixville Hospital Company, LLC
171.	Poplar Bluff Regional Medical Center, LLC
172.	Port Charlotte HMA, LLC
173.	Pottstown Hospital Company, LLC
174.	Punta Gorda HMA, LLC
175.	QHG Georgia Holdings, Inc.
176.	QHG Georgia Holdings II, LLC
177.	QHG Georgia, LP
178.	QHG of Bluffton Company, LLC
179.	QHG of Clinton County, Inc.
180.	QHG of Enterprise, Inc.

181.	QHG of Forrest County, Inc.
182.	QHG of Fort Wayne Company, LLC
183.	QHG of Hattiesburg, Inc.
184.	QHG of Massillon, Inc.
185.	QHG of South Carolina, Inc.
186.	QHG of Spartanburg, Inc.
187.	QHG of Springdale, Inc.
188.	Quorum Health Resources, LLC
189.	Red Bud Hospital Corporation
190.	Red Bud Illinois Hospital Company, LLC
191.	Regional Hospital of Longview, LLC
192.	River Oaks Hospital, LLC
193.	River Region Medical Corporation
194.	Rockledge HMA, LLC
195.	ROH, LLC
196.	Roswell Hospital Corporation
197.	Ruston Hospital Corporation
198.	Ruston Louisiana Hospital Company, LLC
199.	SACMC, LLC
200.	Salem Hospital Corporation
201.	San Angelo Community Medical Center, LLC
202.	San Angelo Medical, LLC
203.	San Miguel Hospital Corporation
204.	Scranton Holdings, LLC
205.	Scranton Hospital Company, LLC
206.	Scranton Quincy Holdings, LLC
207.	Scranton Quincy Hospital Company, LLC
208.	Sebastian Hospital, LLC
209.	Sebring Hospital Management Associates, LLC
210.	Seminole HMA, LLC
211.	Sharon Pennsylvania Holdings, LLC
212.	Sharon Pennsylvania Hospital Company, LLC
213.	Shelbyville Hospital Corporation
214.	Siloam Springs Arkansas Hospital Company, LLC
215.	Siloam Springs Holdings, LLC
216.	Southeast HMA Holdings, LLC
217.	Southern Texas Medical Center, LLC
218.	Southwest Florida HMA Holdings, LLC
219.	Spokane Valley Washington Hospital Company, LLC
220.	Spokane Washington Hospital Company, LLC
221.	Statesville HMA, LLC
222.	Tennessee HMA Holdings, LP
223.	Tennyson Holdings, LLC
224.	Tooele Hospital Corporation
225.	Tomball Texas Holdings, LLC
226.	Tomball Texas Hospital Company, LLC

227.	Triad Healthcare Corporation
228.	Triad Holdings III, LLC
229.	Triad Holdings IV, LLC
230.	Triad Holdings V, LLC
231.	Triad Nevada Holdings, LLC
232.	Triad of Alabama, LLC
233.	Triad of Oregon, LLC
234.	Triad-ARMC, LLC
235.	Triad-El Dorado, Inc.
236.	Triad-Navarro Regional Hospital Subsidiary, LLC
237.	Tunkhannock Hospital Company, LLC
238.	Van Buren H.M.A., LLC
239.	Venice HMA, LLC
240.	VHC Medical, LLC
241.	Vicksburg Healthcare, LLC
242.	Victoria Hospital, LLC
243.	Victoria of Texas, L.P.
244.	Virginia Hospital Company, LLC
245.	Warren Ohio Hospital Company, LLC
246.	Warren Ohio Rehab Hospital Company, LLC
247.	Watsonville Hospital Corporation
248.	Waukegan Hospital Corporation
249.	Waukegan Illinois Hospital Company, LLC
250.	Weatherford Hospital Corporation
251.	Weatherford Texas Hospital Company, LLC
252.	Webb Hospital Corporation
253.	Webb Hospital Holdings, LLC
254.	Wesley Health System LLC
255.	West Grove Hospital Company, LLC
256.	WHMC, LLC
257.	Wilkes-Barre Behavioral Hospital Company, LLC
258.	Wilkes-Barre Holdings, LLC
259.	Wilkes-Barre Hospital Company, LLC
260.	Williamston Hospital Corporation
261.	Winder HMA, LLC
262.	Women & Children’s Hospital, LLC
263.	Woodland Heights Medical Center, LLC
264.	Woodward Health System, LLC
265.	Yakima HMA, LLC
266.	York Pennsylvania Holdings, LLC
267.	York Pennsylvania Hospital Company, LLC
268.	Youngstown Ohio Hospital Company, LLC

Exhibit B

Specified Agreements

1.	Indenture dated as of November 22, 2011, among Borrower, the Guarantors and Regions Bank (successor to U.S. Bank National Association), as Trustee, relating to the issuance by Borrower of its 8% Senior Notes due 2019

2.	Indenture dated as of July 18, 2012, among Borrower, the Guarantors and Regions Bank, as Trustee, relating to the issuance by Borrower of its 7.125% Senior Notes due 2020

3.	Indenture dated as of August 17, 2012, among Borrower, the Guarantors and Regions Bank, as Trustee, relating to the issuance by Borrower of its 5.125% Senior Secured Notes due 2018

4.	Indenture dated as of January 27, 2014, among Borrower (as successor by merger to FWCT-2 Escrow Corporation), the Guarantors and Regions Bank, as Trustee, relating to the issuance by Borrower of its 6.875% Senior Notes due 2022

5.	Indenture dated as of January 27, 2014, among Borrower (as successor by merger to FWCT-2 Escrow Corporation), the Guarantors and Regions Bank, as Trustee, relating to the issuance by Borrower of its 5.125% Senior Secured Notes due 2021

EXHIBIT C-2

Form of Opinion of General Counsel of Parent

PRIVILEGED AND CONFIDENTIAL

May 18, 2015

The Lenders and the Agent Referred to Below

c/o Credit Suisse AG

as Administrative Agent, Collateral Agent and

Issuing Bank

Eleven Madison Avenue

New York, New York 10010

RE:	Incremental Term Loan Assumption Agreement, dated as of May 18, 2015

Ladies and Gentlemen:

I am Executive Vice President, Secretary and General Counsel of CHS/Community Health Systems, Inc., a Delaware corporation (the “Borrower”), and have acted as Counsel for the Borrower, Community Health Systems, Inc. (“Parent”) and each of the Subsidiaries listed on the Schedule of Guarantors attached hereto as Schedule A (each a “Guarantor” and, collectively, the “Guarantors”, and together with the Borrower and Parent, the “Credit Parties”) in connection with the Incremental Term Loan Assumption Agreement, dated as of even date herewith (the “Assumption Agreement”), among Parent, the Borrower, the Guarantors, and Credit Suisse AG, as Administrative Agent and Collateral Agent (the “Agent”), and the Lenders listed on the signature pages thereto. Reference is made to that certain Credit Agreement, dated as of July 25, 2007, as amended and restated as of November 5, 2010, February 2, 2012 and January 27, 2014, and as amended by that certain Amendment No. 1 and Incremental Term Loan Assumption Agreement, dated as of March 9, 2015 (as so amended and amended and restated, the “Credit Agreement”), among Parent, the Borrower, Agent, and the Lenders party thereto.

This opinion is delivered to you pursuant to subsection Section 6(c) of the Assumption Agreement. All capitalized terms used herein that are defined in, or by reference in, the Credit Agreement have the meanings assigned to such terms therein, or by reference therein, unless otherwise defined herein. With your permission, all assumptions and statements of reliance herein have been made without any independent investigation or verification on my part except to the extent otherwise expressly stated, and I express no opinion with respect to the subject matter or accuracy of such assumptions or items relied upon.

The Lenders and the Agent Referred to Below

c/o Credit Suisse AG

as Administrative Agent, Collateral Agent and Issuing Bank

May 18, 2015

In connection with this opinion, I have (i) investigated such questions of law, (ii) examined originals or certified, conformed or reproduction copies of such agreements, instruments, documents, and records of the Credit Parties, such certificates of public officials and such other documents, and (iii) received such information from officers and representatives of the Credit Parties, as I have deemed necessary or appropriate for the purposes of this opinion. For purposes of the opinions on the existence and good standing of each Credit Party, I have relied solely upon certificates of existence of recent date issued by the Secretary of State of the applicable state of incorporation or formation. I have examined, among other documents, the following:

(a) an executed copy of the Assumption Agreement; and

(b) a copy of the Credit Agreement.

The documents referred to in items (a) and (b) above, inclusive, are referred to herein as the “Transaction Documents”.

In all such examinations, I have assumed the legal capacity of all natural persons executing documents, the genuineness of all signatures on original or certified, conformed or reproduction copies of documents of all parties (other than with respect to the Credit Parties to the extent signed in my presence), the authenticity of original and certified documents and the conformity to original or certified documents of all copies submitted to me as conformed or reproduction copies. As to various questions of fact relevant to the opinions expressed herein, I have relied upon, and assume the accuracy of, certificates and oral or written statements and other information of or from public officials and others, and assume compliance on the part of all parties to the Transaction Documents with their covenants and agreements contained therein.

With respect to the opinions expressed in clauses (ii) and (iv) of paragraph (b) below, my opinions are limited (x) to my actual knowledge of the respective business activities and properties of the Credit Parties in respect of such matters and without any independent investigation or verification on my part and (y) to my review of only those laws and regulations that, in my experience, are normally applicable to transactions of the type contemplated by the Transaction Documents.

To the extent it may be relevant to the opinions expressed herein, I have assumed that the parties to the Transaction Documents, other than Parent, the Borrower and the Guarantors, have the corporate power to enter into and perform such documents and that (except as set forth in paragraph (b) below) such documents have been duly authorized, executed and delivered by, and constitute legal, valid and binding obligations of, such parties.

The Lenders and the Agent Referred to Below

c/o Credit Suisse AG

as Administrative Agent, Collateral Agent and Issuing Bank

May 18, 2015

Based upon the foregoing, and subject to the limitations, qualifications and assumptions set forth therein, I am of the opinion that:

(a) Each Guarantor is a corporation, limited liability company, or limited partnership validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all power and authority necessary to execute, deliver and perform its obligations under the Transaction Documents.

(b) The execution and delivery by each Credit Party of the Assumption Agreement and the performance by each Credit Party of its respective obligations under each of the Transaction Documents and the borrowings by the Borrower and the grant by each Credit Party of the security interests pursuant to the Transaction Documents to which it is a party (i) have been authorized, in the case of each Guarantor, by all necessary action by such Guarantor, (ii) do not require under present law any filing or registration by any Credit Party with, or approval or consent to any Credit Party of, any governmental agency or authority of the State of Tennessee that has not been made or obtained, except those required in the ordinary course of business in connection with the future performance, if any, by each Credit Party of its respective obligations under certain covenants contained in the Transaction Documents to which it is a party or pursuant to securities or other laws that may be applicable to the disposition of any collateral subject thereto, (iii) do not contravene any provision of the certificate of incorporation or bylaws or similar organizational document of any Guarantor, (iv) do not violate any present law, or present regulation of any governmental agency or authority, of the State of Tennessee known by me to be applicable to any Credit Party or its properties, (v) do not breach or cause a default under any agreement or violate any court decree or order binding upon such Credit Party or its property (this opinion being limited (x) to those agreements, decrees or orders that have been filed as exhibits (or are incorporated by reference as exhibits) to the Form 10-K of Parent for the year ended December 31, 2014 and (y) in that I express no opinion with respect to any breach, default or violation not readily ascertainable from the face of any such agreement, decree or order, or arising under or based upon any cross default provision insofar as it relates to a default under an agreement not so identified to me, or arising under or based upon any covenant of a financial or numerical nature or requiring computation), and (vi) will not result in or require the creation or imposition of any Lien upon any properties of a Credit Party pursuant to the provisions of any agreement (this opinion being limited to those agreements that have been filed as exhibits (or are incorporated by reference as exhibits) to the Form 10-K of Parent for the year ended December 31, 2014).

(c) The Assumption Agreement has been duly executed and delivered on behalf of each Guarantor that is a party thereto.

To my actual knowledge, I am not aware of any pending legal proceeding before, or pending investigation by, any court or administrative agency or authority, or any arbitration tribunal, against or directly affecting the Credit Parties, or any of their respective properties, which seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief in connection with or which would adversely affect the legality, validity or enforceability of, any of the Transaction Documents or the transactions contemplated thereby.

The Lenders and the Agent Referred to Below

c/o Credit Suisse AG

as Administrative Agent, Collateral Agent and Issuing Bank

May 18, 2015

I have issued certain limited opinions above as to the corporate, limited liability company, or limited partnership existence, good standing and authority of the Guarantors under the law of their respective states of organization. I do not purport to be an expert in matters of law of jurisdictions other than the State of Tennessee and the federal law of the United States of America, and have issued my opinions based solely upon my review of the corporate record of each Guarantor.

The opinions set forth above are subject to the following qualifications and limitations:

(a)	I express no opinion regarding the application of federal or state securities laws to the transactions contemplated in the Transaction Documents;

(b)	I express no opinion regarding (i) the effect of fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting the rights of creditors and (ii) restrictions relating to capital adequacy that may be applicable to any Guarantor to the extent any Transaction Document may be deemed a dividend or distribution; and

(c)	To the extent that section 8.31 of the Revised Model Business Corporation Act (as adopted in any state in which a Credit Party is incorporated) or other corporation law analogous thereto may apply, I have assumed the transactions described in the Transaction Documents are fair to the Credit Parties.

I am qualified to practice law in the State of Tennessee, and I am no expert in and express no opinions as to the laws of other jurisdictions other than to the federal laws of the United States of America and the laws of the State of Tennessee, as currently in effect. I assume no obligation to supplement this opinion if any applicable laws change after the date hereof or if I become aware of any facts that might change the opinions expressed herein after the date hereof.

The Lenders and the Agent Referred to Below

c/o Credit Suisse AG

as Administrative Agent, Collateral Agent and Issuing Bank

May 18, 2015

The opinions expressed herein are solely for the benefit of the Lenders and the Agent and may not be relied on in any manner or for any purpose by any other person or entity.

Very truly yours,

Rachel A. Seifert
Executive Vice President, Secretary and
General Counsel

[Remainder of page intentionally left blank.]

Schedule A

Schedule of Guarantors

1.	Abilene Hospital, LLC
2.	Abilene Merger, LLC
3.	Affinity Health Systems, LLC
4.	Affinity Hospital, LLC
5.	Amory HMA, LLC
6.	Anna Hospital Corporation
7.	Anniston HMA, LLC
8.	Bartow HMA, LLC
9.	Berwick Hospital Company, LLC
10.	Big Bend Hospital Corporation
11.	Big Spring Hospital Corporation
12.	Biloxi H.M.A., LLC
13.	Birmingham Holdings, LLC
14.	Birmingham Holdings II, LLC
15.	Blackwell HMA, LLC
16.	Blue Island Hospital Company, LLC
17.	Blue Island Illinois Holdings, LLC
18.	Bluefield Holdings, LLC
19.	Bluefield Hospital Company, LLC
20.	Bluffton Health System LLC
21.	Brandon HMA, LLC
22.	Brevard HMA Holdings, LLC
23.	Brevard HMA Hospitals, LLC
24.	Brownwood Hospital, L.P.
25.	Brownwood Medical Center, LLC
26.	Bullhead City Hospital Corporation
27.	Bullhead City Hospital Investment Corporation
28.	Campbell County HMA, LLC
29.	Carlisle HMA, LLC
30.	Carlsbad Medical Center, LLC
31.	Carolinas JV Holdings General, LLC
32.	Carolinas JV Holdings, L.P.
33.	Central Florida HMA Holdings, LLC
34.	Central States HMA Holdings, LLC
35.	Centre Hospital Corporation
36.	Chester HMA, LLC
37.	CHHS Holdings, LLC
38.	CHS Kentucky Holdings, LLC
39.	CHS Pennsylvania Holdings, LLC
40.	CHS Virginia Holdings, LLC
41.	CHS Washington Holdings, LLC
42.	Citrus HMA, LLC

43.	Clarksdale HMA, LLC
44.	Clarksville Holdings, LLC
45.	Clarksville Holdings II, LLC
46.	Cleveland Hospital Corporation
47.	Cleveland Tennessee Hospital Company, LLC
48.	Clinton HMA, LLC
49.	Clinton Hospital Corporation
50.	Coatesville Hospital Corporation
51.	Cocke County HMA, LLC
52.	College Station Hospital, L.P.
53.	College Station Medical Center, LLC
54.	College Station Merger, LLC
55.	Community GP Corp.
56.	Community Health Investment Company, LLC
57.	Community LP Corp.
58.	CP Hospital GP, LLC
59.	CPLP, LLC
60.	Crestwood Hospital, LLC
61.	Crestwood Hospital LP, LLC
62.	CSMC, LLC
63.	CSRA Holdings, LLC
64.	Deaconess Holdings, LLC
65.	Deaconess Hospital Holdings, LLC
66.	Deming Hospital Corporation
67.	Desert Hospital Holdings, LLC
68.	Detar Hospital, LLC
69.	DHFW Holdings, LLC
70.	DHSC, LLC
71.	Dukes Health System, LLC
72.	Dyersburg Hospital Corporation
73.	Emporia Hospital Corporation
74.	Evanston Hospital Corporation
75.	Fallbrook Hospital Corporation
76.	Florida HMA Holdings, LLC
77.	Foley Hospital Corporation
78.	Forrest City Arkansas Hospital Company, LLC
79.	Forrest City Hospital Corporation
80.	Fort Payne Hospital Corporation
81.	Fort Smith HMA, LLC
82.	Frankfort Health Partner, Inc.
83.	Franklin Hospital Corporation
84.	Gadsden Regional Medical Center, LLC
85.	Galesburg Hospital Corporation
86.	Granbury Hospital Corporation
87.	Granite City Hospital Corporation
88.	Granite City Illinois Hospital Company, LLC

89.	Greenville Hospital Corporation
90.	GRMC Holdings, LLC
91.	Hallmark Healthcare Company, LLC
92.	Hamlet H.M.A., LLC
93.	Health Management Associates, Inc.
94.	Health Management Associates, LP
95.	Health Management General Partner, LLC
96.	Health Management General Partner I, LLC
97.	HMA Fentress County General Hospital, LLC
98.	HMA Hospitals Holdings, LP
99.	HMA Santa Rosa Medical Center, LLC
100.	HMA Services GP, LLC
101.	Hobbs Medco, LLC
102.	Hospital of Barstow, Inc.
103.	Hospital of Fulton, Inc.
104.	Hospital of Louisa, Inc.
105.	Hospital of Morristown, Inc.
106.	Hospital Management Associates, LLC
107.	Hospital Management Services of Florida, LP
108.	Jackson Hospital Corporation (KY)
109.	Jackson Hospital Corporation (TN)
110.	Jackson HMA, LLC
111.	Jefferson County HMA, LLC
112.	Jourdanton Hospital Corporation
113.	Kay County Hospital Corporation
114.	Kay County Oklahoma Hospital Company, LLC
115.	Kennett HMA, LLC
116.	Key West HMA, LLC
117.	Kirksville Hospital Company, LLC
118.	Knoxville HMA Holdings, LLC
119.	Lakeway Hospital Corporation
120.	Lancaster Hospital Corporation
121.	Las Cruces Medical Center, LLC
122.	Lea Regional Hospital, LLC
123.	Lehigh HMA, LLC
124.	Lexington Hospital Corporation
125.	Longview Clinic Operations Company, LLC
126.	Longview Medical Center, L.P.
127.	Longview Merger, LLC
128.	LRH, LLC
129.	Lutheran Health Network of Indiana, LLC
130.	Madison HMA, LLC
131.	Marion Hospital Corporation
132.	Marshall County HMA, LLC
133.	Martin Hospital Corporation
134.	Massillon Community Health System LLC

135.	Massillon Health System LLC
136.	Massillon Holdings, LLC
137.	Mayes County HMA, LLC
138.	McKenzie Tennessee Hospital Company, LLC
139.	McNairy Hospital Corporation
140.	MCSA, L.L.C.
141.	Medical Center of Brownwood, LLC
142.	Melbourne HMA, LLC
143.	Merger Legacy Holdings, LLC
144.	Mesquite HMA General, LLC
145.	Metro Knoxville HMA, LLC
146.	Mississippi HMA Holdings I, LLC
147.	Mississippi HMA Holdings II, LLC
148.	MMC of Nevada, LLC
149.	Moberly Hospital Company, LLC
150.	Monroe HMA, LLC
151.	MWMC Holdings, LLC
152.	Naples HMA, LLC
153.	Natchez Hospital Company, LLC
154.	National Healthcare of Leesville, Inc.
155.	National Healthcare of Mt. Vernon, Inc.
156.	Navarro Hospital, L.P.
157.	Navarro Regional, LLC
158.	NC-DSH, LLC
159.	Northampton Hospital Company, LLC
160.	Northwest Arkansas Hospitals, LLC
161.	Northwest Hospital, LLC
162.	NOV Holdings, LLC
163.	NRH, LLC
164.	Oak Hill Hospital Corporation
165.	Oro Valley Hospital, LLC
166.	Palmer-Wasilla Health System, LLC
167.	Payson Hospital Corporation
168.	Pennsylvania Hospital Company, LLC
169.	Phillips Hospital Corporation
170.	Phoenixville Hospital Company, LLC
171.	Poplar Bluff Regional Medical Center, LLC
172.	Port Charlotte HMA, LLC
173.	Pottstown Hospital Company, LLC
174.	Punta Gorda HMA, LLC
175.	QHG Georgia Holdings, Inc.
176.	QHG Georgia Holdings II, LLC
177.	QHG Georgia, LP
178.	QHG of Bluffton Company, LLC
179.	QHG of Clinton County, Inc.
180.	QHG of Enterprise, Inc.

181.	QHG of Forrest County, Inc.
182.	QHG of Fort Wayne Company, LLC
183.	QHG of Hattiesburg, Inc.
184.	QHG of Massillon, Inc.
185.	QHG of South Carolina, Inc.
186.	QHG of Spartanburg, Inc.
187.	QHG of Springdale, Inc.
188.	Quorum Health Resources, LLC
189.	Red Bud Hospital Corporation
190.	Red Bud Illinois Hospital Company, LLC
191.	Regional Hospital of Longview, LLC
192.	River Oaks Hospital, LLC
193.	River Region Medical Corporation
194.	Rockledge HMA, LLC
195.	ROH, LLC
196.	Roswell Hospital Corporation
197.	Ruston Hospital Corporation
198.	Ruston Louisiana Hospital Company, LLC
199.	SACMC, LLC
200.	Salem Hospital Corporation
201.	San Angelo Community Medical Center, LLC
202.	San Angelo Medical, LLC
203.	San Miguel Hospital Corporation
204.	Scranton Holdings, LLC
205.	Scranton Hospital Company, LLC
206.	Scranton Quincy Holdings, LLC
207.	Scranton Quincy Hospital Company, LLC
208.	Sebastian Hospital, LLC
209.	Sebring Hospital Management Associates, LLC
210.	Seminole HMA, LLC
211.	Sharon Pennsylvania Holdings, LLC
212.	Sharon Pennsylvania Hospital Company, LLC
213.	Shelbyville Hospital Corporation
214.	Siloam Springs Arkansas Hospital Company, LLC
215.	Siloam Springs Holdings, LLC
216.	Southeast HMA Holdings, LLC
217.	Southern Texas Medical Center, LLC
218.	Southwest Florida HMA Holdings, LLC
219.	Spokane Valley Washington Hospital Company, LLC
220.	Spokane Washington Hospital Company, LLC
221.	Statesville HMA, LLC
222.	Tennessee HMA Holdings, LP
223.	Tennyson Holdings, LLC
224.	Tooele Hospital Corporation
225.	Tomball Texas Holdings, LLC
226.	Tomball Texas Hospital Company, LLC

227.	Triad Healthcare Corporation
228.	Triad Holdings III, LLC
229.	Triad Holdings IV, LLC
230.	Triad Holdings V, LLC
231.	Triad Nevada Holdings, LLC
232.	Triad of Alabama, LLC
233.	Triad of Oregon, LLC
234.	Triad-ARMC, LLC
235.	Triad-El Dorado, Inc.
236.	Triad-Navarro Regional Hospital Subsidiary, LLC
237.	Tunkhannock Hospital Company, LLC
238.	Van Buren H.M.A., LLC
239.	Venice HMA, LLC
240.	VHC Medical, LLC
241.	Vicksburg Healthcare, LLC
242.	Victoria Hospital, LLC
243.	Victoria of Texas, L.P.
244.	Virginia Hospital Company, LLC
245.	Warren Ohio Hospital Company, LLC
246.	Warren Ohio Rehab Hospital Company, LLC
247.	Watsonville Hospital Corporation
248.	Waukegan Hospital Corporation
249.	Waukegan Illinois Hospital Company, LLC
250.	Weatherford Hospital Corporation
251.	Weatherford Texas Hospital Company, LLC
252.	Webb Hospital Corporation
253.	Webb Hospital Holdings, LLC
254.	Wesley Health System LLC
255.	West Grove Hospital Company, LLC
256.	WHMC, LLC
257.	Wilkes-Barre Behavioral Hospital Company, LLC
258.	Wilkes-Barre Holdings, LLC
259.	Wilkes-Barre Hospital Company, LLC
260.	Williamston Hospital Corporation
261.	Winder HMA, LLC
262.	Women & Children’s Hospital, LLC
263.	Woodland Heights Medical Center, LLC
264.	Woodward Health System, LLC
265.	Yakima HMA, LLC
266.	York Pennsylvania Holdings, LLC
267.	York Pennsylvania Hospital Company, LLC
268.	Youngstown Ohio Hospital Company, LLC

SCHEDULE I

Incremental 2019 Term G Loans

Incremental 2019 Term G Lender	Incremental 2019 Term G Commitment
Credit Suisse AG, Cayman Islands Branch	$328,079,806.19
Existing 2021 Term D Lenders[2]	$1,271,920,193.81

TOTAL	$1,600,000,000.00

[2]	Existing 2021 Term D Lender signature pages are on file with the Administrative Agent.

SCHEDULE II

Incremental 2021 Term H Loans

Incremental 2021 Term H Lender	Incremental 2021 Term H Commitment
Credit Suisse AG, Cayman Islands Branch	$799,865,392.30
Existing 2021 Term D Lenders[3]	$2,144,091,861.08

TOTAL	$2,943,957,253.38

[3]	Existing 2021 Term D Lender signature pages are on file with the Administrative Agent.